SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2004

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2483 East Bayshore Road, Suite 100
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 526-6800

Not Applicable

(Former name or former address, if changed since last report.)

Item     8.01 Other Events.

On October 6, 2004, IntraBiotics Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it had retained Lazard to advise the Company in evaluating strategic options.

Item     9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press release dated October 6, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.

Date: October 7, 2004	/s/ David Tucker David Tucker Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated October 6, 2004.